UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2015

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Action with respect to Certain Compensatory Plans.

On February 3, 2015 the Compensation Committee (the Committee”) of the Board of Directors of Ingredion Incorporated (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate. The actions relating to compensation of Ilene S. Gordon, the Company’s principal executive officer, were recommended by the Committee to the Company’s independent, outside, non-employee directors who approved those actions on February 3, 2015. For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer, former principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K. One of the named executive officers, Cheryl K. Beebe, our former principal financial officer, retired February 8, 2014 and another of our named executive officers, Julio dos Reis, retired on December 31, 2013.

Approval of Cash Incentive Bonuses for 2014 under Annual Incentive Plan

The Committee approved annual cash bonuses earned in 2014 for the Company’s named executive officers (the “2014 AIP Bonuses”). The 2014 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2014, as adjusted for certain unusual events.

The 2014 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$1,301,000
Jack C. Fortnum	$416,000
James P. Zallie	$398,000

Cheryl K. Beebe, who retired as Chief Financial Officer on January 6, 2014 and retired from the Company on February 8, 2014, and Julio dos Reis, who retired from the Company on December 31, 2013, were not awarded 2014 AIP Bonuses.

Setting of Performance Criteria for Cash Bonuses for 2015 under Annual Incentive Plan

The Committee established the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2015 under the Company’s Annual Incentive Plan (“2015 AIP Bonuses”). Participants are eligible to earn bonuses for 2015 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.

2015 AIP Bonuses for Ilene S. Gordon, Jack C. Fortnum, and James P. Zallie will be determined on the basis of goals for total Company operating income plus depreciation and amortization (“EBITDA”) (60%), cash conversion cycle (15%) and personal objectives (25%), in each case as approved by the Committee. Cheryl K. Beebe and Julio dos Reis, who have retired, were not awarded 2015 AIP Bonuses.

Approval of Common Stock Earned with Respect to 2012 Performance Shares

The Committee also approved the number of shares of the Company’s common stock (“Common Stock”) earned with respect to performance shares awarded under the Stock Incentive Plan in February 2012 (“2012 Performance Shares”). The 2012 Performance Shares were earned based upon goals established by the Committee for a three-year cycle beginning on January 1, 2012 and ending on December 31, 2014.

The shares of Common Stock approved as earned with respect to 2012 Performance Shares for the named executive officers were as follow:

Ilene S. Gordon	42,139
Jack C. Fortnum	8,026
James P. Zallie	6,880
Cheryl K. Beebe	6,522
Julio dos Reis	0

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of target performance shares (“2015 Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan. The Performance Shares may be settled only in shares of the Company’s common stock (“Common Stock”). The number of shares of Common Stock, if any, that recipients of 2015 Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return (“TSR”) goal (as measured against a peer-group of 20 companies) for the three-year cycle beginning on January 1, 2015 and ending on December 31, 2017, as approved by the Committee. Incentives will be earned based upon the following table:

TSR Percentile Ranking	Percent of Target Performance Share Award Earned
≥ 80th	200% (maximum)
70th	150%
55th	100%
50th	75%
40th	50% (threshold)
< 40th	0%

The target awards to the named executive officers were as follow:

Executive Officer	Shares
Ilene S. Gordon	23,200
Jack C. Fortnum	5,100
James P. Zallie	4,700

A form of the Performance Plan Award Agreement used to document Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired, were not awarded 2015 Performance Shares.

Award of Stock Options under Stock Incentive Plan

The Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $82.28 per share (the closing price on February 3, 2015), will vest in three equal installments on February 3, 2016, 2017 and 2018 and will remain exercisable until February 2, 2025. The stock option awards to the named executive officers were as follow:

Executive Officer	Shares Subject to Options
Ilene S. Gordon	135,900
Jack C. Fortnum	30,200
James P. Zallie	27,500

A form of the Stock Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired, were not awarded stock options.

Award of Restricted Stock Units under Stock Incentive Plan

The Committee also approved the award of restricted stock units (“RSUs”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan. The RSUs may be settled only in shares of Common Stock (one share per RSU) and will vest on February 3, 2018. In the event of termination of employment due to death, disability or retirement (defined as age 55 and 10 years of service or age 62 and 5 years of service or age 65), the RSUs will vest on a pro-rata basis using the number of full months employed during the thirty-six month vesting period. The RSU awards to the named executive officers were as follow:

Executive Officer	RSUs
Ilene S. Gordon	16,600
Jack C. Fortnum	3,700
James P. Zallie	3,300

A form of the Restricted Stock Units Award Agreement used to document grants of restricted stock units to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired, were not awarded RSUs.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2 Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3 Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCOPORPORATED

Date: February 9, 2015	By:	/s/ Jack C. Fortnum
Jack C. Fortnum
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2	Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3	Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.